UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2024

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 813-1828

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 13, 2024, Lucid Diagnostics Inc. (the “Lucid Diagnostics”), a majority owned subsidiary of PAVmed Inc. (the “Company”), entered into subscription agreements (each, a “Series B Subscription Agreement”) and exchange agreements (each, an “Exchange Agreement”) with certain accredited investors (collectively, the “Series B Investors”), which agreements provided for (i) the sale to the Series B Investors of 12,495 shares of Lucid Diagnostics’ newly designated Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), at a purchase price of $1,000 per share, and (ii) the exchange by the Series B Investors of 13,625 shares of Lucid Diagnostics’ Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and 10,670 shares of Lucid Diagnostics’ Series A-1 Convertible Preferred Stock, par value $0.001 per share (the “Series A-1 Preferred Stock”), held by them for 31,790 shares of Series B Preferred Stock (collectively, the “Series B Offering and Exchange”). Prior to the execution of the Series B Subscription Agreements and the Exchange Agreements, Lucid Diagnostics’ entered into subscription agreements with certain of the Series B Investors providing for the sale to such investors of 5,670 shares of Series A-1 Preferred Stock, at a purchase price of $1,000 per share, which shares the investors immediately agreed to exchange for shares of Series B Preferred Stock pursuant to the Exchange Agreements (and are included in the 10,670 shares of Series A-1 Preferred Stock set forth above).

The closing of the transactions occurred on March 13, 2024. On such date, Lucid Diagnostics filed with the Secretary of State of the State of Delaware: (i) a Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock, in order to designate the shares of Series B Preferred Stock, and (ii) a Certificate of Amendment to the Certificate of Designation of Preferences, Rights and Limitations of the Series A-1 Preferred Stock, in order to increase by 5,670 the number of shares designated as Series A-1 Preferred Stock.

Lucid Diagnostics and the Series B Investors also executed a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement covering the resale of the shares of Common Stock issuable pursuant to the Series B Preferred Stock.

The Series B Offering and Exchange, including the related agreements and certificates, are described in more detail in the Current Report on Form 8-K filed by Lucid Diagnostics’ on March 14, 2024 (the “Preferred Offering 8-K”), and such description is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information included in Item 3.02 of the Preferred Offering 8-K is incorporated by reference into this Item 3.03 of this Current Report to the extent required.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Form of Exchange Agreement.(1)
10.2	Form of Registration Rights Agreement.(1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1) Incorporated by reference to Exhibit 10.1 and 10.2 of the Preferred Offering 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2024	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer